U.S. Bancorp 3Q23 Earnings Conference Call October 18, 2023 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; increases in Federal Deposit Insurance Corporation (“FDIC”) assessments due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2022, and subsequent filings with the Securities and Exchange Commission. In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q23 Highlights Post-Acquisition Commitment Relief U.S. Bancorp will not be required to meet Category II requirements by December 31st, 2024 Accelerated CET1 accretion Driven by enhanced earnings generation and capital accretive initiatives Well maintained, strong balance sheet  3.0% linked quarter increase in average total deposits; Disciplined asset and liability management Strong financial performance Diversified and sustainable fee income; Prudent expense management Normalizing credit quality Asset quality metrics in line with expectations; Through-the-cycle approach to credit risk management $0.91 | $1.05 9.7% 60bps vs. 2Q23 $7.0 Billion $512 Billion +3% vs 2Q23 $95 Million Reported Adjusted Earnings per share CET1 Ratio Net Revenue Average Deposits Core Reserve Build 1 1 Non-GAAP; see appendix for calculations and description of notable items

3Q23 Highlights Income Statement Balance Sheet Credit Quality Capital 1 Non-GAAP; see appendix for calculations and description of notable items 2 Taxable-equivalent basis; see appendix for calculation 3 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year current expected credit losses (CECL) transition 4 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased inclusive of treasury shares repurchased in connection with stock compensation plans 1

Performance Ratios Return on Average Assets Efficiency Ratio1 & Net Interest Margin2 Return on Average Common Equity Return on Tangible Common Equity1 1.07%1 1.04%1 14.6%1 13.7%1 22.3%1 21.0%1 63.7% 64.4% 1.24%1 16.2%1 21.4%1 57.5% 1 Non-GAAP; see appendix for calculations and description of notable items 2 Net interest margin on a taxable-equivalent basis

Sustainable Earnings Power

Strong annualized fee income generated by our diversified business model supports our short- and long-term growth objectives


As a % of
Total Revenue[1]
25%
37%
38%

- **Payment Services**

  Three distinct business lines: Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Solutions

- **Wealth, Corporate, Commercial & Institutional Banking**

  Wealth Management, Global Markets & Specialized Finance, Global Fund Services, Corporate and Commercial Banking, Commercial Real Estate

- **Consumer & Business Banking**

  Branch, Small Business & Mortgage Banking and Consumer Lending

$0.3B | + ~12%
Total noninterest income revenue
3Q23 year-over-year growth

$0.5B | + ~14%
Tech-led[2] Merchant Processing fee revenue
CAGR growth since 2019

$1.3B | + ~8%
Commercial Products revenue
CAGR growth since 2018

$2.4B | + ~9%
Trust & Investment Management revenue
CAGR growth since 2018

Unless otherwise noted all data represents trailing twelve months as of Q3 2023.

[1] 3Q23 YTD taxable-equivalent basis; Business line revenue percentages exclude Treasury and Corporate Support; see appendix for reconciliation

[2] Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers.

U.S. Bancorp 6

Post Conversion Synergy Opportunities

Opportunity across **Union Bank's loyal customer base** to leverage our broad product set, distribution network, digitization, and payments ecosystem

Legacy capture rate of Consumer clients with a Credit Card compared to Union Bank



+~2x
opportunity
~40%
~20%
Legacy
U.S. Bank
Union
Bank1

Legacy capture rate of Business clients with a Credit Card compared to Union Bank



+~2.5x
opportunity
~25%
~10%
Legacy
U.S. Bank
Union
Bank1

Legacy USB clients holding multi-product offerings[2] compared to Union Bank

~1.2x	~1.5x
Consumer	**Business**

Union Bank Digital Enrollment Uptick Post Conversion



590k
~ 430k
Early June 2023
September 2023

Expected Cost Synergies

~$900M

Merger & Integration Costs:

$1.1B Incurred to date | ~$1.4B Total expected

Client data as of June 2023 post conversion

[1]Union Bank client data includes clients with legacy USB accounts (dual client)

[2]Product groups defined as: Merchant (Merchant processing services), Commercial Loan or Line, Credit Card, Equipment Leasing, Commercial Real Estate (Residential, including unused Commitments), Non-Interest-bearing deposits, Managed Rate deposits (money market and savings with interest), Time deposits, Investments (including Global Corporate Trust, U.S. Bank Asset Management & Fund Services), Treasury management revenue, Commercial product revenue

U.S. Bancorp

7

Balance Sheet Summary The strength and stability of our balance sheet enables us to withstand economic pressures while continuing to meet the needs of our customers Total Average Deposits ($B) Focused on efficient growth opportunities as we prudently allocate capital and focus on the strength of our business relationships Linked quarter average deposit balances increased 3.0% driven by seasonality and growth in CDs; Mix shift trending in line with expectations Decline in average balances partly reflects lower ending balances at 6/30/23 related to seasonality Highlights Total Average Loan Balance ($B) Total Average Assets ($B)

Investment Securities Portfolio

Our balanced securities portfolio supports **effective management** of interest rate volatility

End of Period Balances ($B)

Meaningful yield improvement



$161.2
$163.8
$162.1
45%
47%
47%
2.64%
2.75%
2.87%
55%
53%
53%
1Q23
2Q23
3Q23
Held-to-Maturity (HTM)
Available-for-Sale (AFS)
Avg. Yield

Highlights

- Prudent management of our investment securities portfolio with emphasis on redeployment of runoff into short-term securities with higher yields
- Balanced mix of HTM/AFS provide flexibility to manage interest rate risk and ongoing volatility
- Effective hedging strategy continues to reduce AFS duration and manage our AOCI position

AFS Portfolio Duration (Years)

Duration continues to move lower



3.8
3.7
< 3.5
1Q23
2Q23
3Q23

AFS & MTM Transfer Burndown ($B)

Expect meaningful burndown into 2025



$10.8
~25% Portfolio Burndown
$8.0
3Q23
YE 2025E

U.S. Bancorp

Investment securities portfolio balance based on amortized cost

9

3Q23 Earnings Summary - Detail 1Taxable-equivalent basis 2 Non-GAAP; see appendix for calculations and description of notable items

Year-over-year performance impacted by rising rates and the acquisition of Union Bank Linked quarter decrease in net interest income and margin due to higher deposit pricing partially offset by the impact of higher rates on earning assets and balance sheet optimization Net Interest Income Net Interest Income (taxable-equivalent basis)1 - 4.1% Linked Quarter +10.7% Year-Over-Year $ in millions 1 Non-GAAP; see appendix for calculations

Year-over-year increase driven by higher payments service revenue, as well as trust and investment management fees, commercial products, mortgage banking, and other noninterest income. On a linked quarter basis, noninterest income increased due to higher other revenue. Noninterest Income $ in millions Payments = card, corporate payment products and merchant processing All other = commercial products, investment products fees, securities gains (losses) and other 1 Non-GAAP; see appendix for calculations and description of notable items Excluding Notable Items1 +0.6% Linked Quarter +11.9% Year-Over-Year Reported +1.4% Linked Quarter +11.9% Year-Over-Year

Noninterest Expense On a linked quarter basis, adjusted noninterest expense decrease driven by lower compensation expense offset by an increase in marketing and business development Merger and integration-related charges of $284M this quarter related to the Union Bank acquisition. Reported -0.9% Linked Quarter +24.6% Year-Over-Year Excluding Notable Items1 - 0.3% Linked Quarter +18.1% Year-Over-Year $ in millions 1 Non-GAAP; see appendix for calculations and description of notable items

Change vs. 3Q23 Reported 2Q23 Adjusted1 2Q23 3Q22 Non-performing Assets Balance ($M) $1,310 $225 $225 $633 NPAs/Period-end Loans plus OREO 0.35% 6bps 6bps 15bps Net Charge-offs NCOs ($M) $420 ($229) $801 $258 NCOs/Avg Loans 0.44% (23bps) 9bps1 25bps Core Provision for Credit Losses Trending Reserve Build Allowance for Credit Losses/Period-end Loans NCOs $ in millions, unless specified 1 Non-GAAP; see appendix for calculations and description of notable items Credit Quality Credit quality reflects continued normalization and the impacts of CRE Increased reserve coverage within CRE Office to 10% to reflect continued migration within the portfolio Continue to prudently manage our credit risk position, with increased criticized levels driven by CRE Credit quality migrating towards normalized levels Net Charge-off and Nonperforming Assets Highlights 1 1 Allowance for Credit Losses by Loan Category, 3Q23 $515 $362 $4011 $427 $5781 Amount ($B) Loans and Leases Outstanding (%) Commercial $2.1 1.6% Commercial Real Estate 1.7 3.1% Residential Mortgage 0.8 0.7% Credit Card 2.3 8.3% Other Retail 0.9 2.0% Total $7.8 2.1% 1 1 1

Accelerated Capital Accretion

CET1 capital ratio is **270 bps above** our **regulatory capital minimum**


CET1 Ratio at pre-acquisition level
9.7%
8.4%
9.1%
+0.2%
+0.2%
+0.2%
9.7%
60 bps vs. 2Q23
7% CET1 Ratio Regulatory Minimum
Binding Capital Constraint
3Q22
4Q22
2Q23
Earnings Net of Capital Distribution
RWA/ Balance Sheet Optimization
Debt to Equity Conversion
3Q23

3rd Quarter Highlights

- Solid earnings accretion of ~20bps, net of capital distribution, reflective of our diversified business mix and enhanced earnings profile with Union Bank
- An additional ~20bps of risk-weighted asset and balance sheet optimization activities with low-to-neutral earnings impact
- August debt-to-equity conversion with MUFG was ~20bps accretive to CET1 ratio

U.S. Bancorp
Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology
15

1 All results and guidance are on an adjusted basis 2 Taxable-equivalent basis 3 Non-GAAP; see appendix for calculations and description of notable items Fourth Quarter 2023 Outlook1 Net interest income2 $13.4B $4.1B - $4.2B Total Revenue, adjusted3 $21.4B $6.8B - $6.9B Includes purchase accounting accretion $265M ~$65M Total Noninterest expense, adjusted3 $12.8B ~$4.2B Includes Core Deposit Intangibles Amortization related to Union Bank $364M ~$115M Income Tax Rate, adjusted3 23.2% ~23% Notable Items: Merger & Integration $838M $250M - $300M Year-to-Date 4Q23 Guidance On a core basis, we expect full year 2024 expenses to be flat with 2023

Post-Acquisition Commitment Relief AOCI Treatment in CET1 Future RWA Optimization 100% inclusion No sooner than YE 2024 25% inclusion2 Beginning Q3 2025 Low-to-Moderate EPS Impact Low-to-Neutral EPS impact Full relief from Category II commitments 1 made in connection with Union Bank acquisition Now subject to existing capital rules or, if adopted, the same transition rules as all other Category III banks under the Basel III End Game proposal Impact of Commitment Relief Before After 1 Remain subject to the Board’s enhanced prudential standards rule, 12 CFR Part 252, as a Category III banking organization (less than $700 billion in total consolidated assets and less than $75 billion in cross-jurisdictional activity) 2 Per Basel III End Game proposal We expect continued capital generation of ~20-25bps per quarter with enhanced earnings power U.S. Bancorp will not be required to meet Category II requirements by YE 2024

Appendix

Average Loans -3.1% linked quarter +11.9% year-over-year $ in billions On a year-over-year basis, average total loans grew due to growth in the legacy loan portfolio and from the Union Bank acquisition. On a linked quarter basis, average total loans decreased due to reduced commercial loans, commercial real estate loans, residential mortgages, and other retail loans.

Average Deposits +3.0% linked quarter +12.2% year-over-year $ in billions On a year-over-year basis, average total deposits grew due to higher interest-bearing deposits, partially offset by decreasing noninterest-bearing deposits On a linked quarter basis, average total deposits grew due to higher interest-bearing deposits, partially offset by decreasing noninterest-bearing deposits driven by a product change for certain Union Bank retail checking accounts into interest checking accounts at conversion

Card fee revenue improved 5.4% YOY driven by sales growth and the Union Bank acquisition. Merchant processing fee revenue improved 5.2% YOY driven by sales growth. Corporate payments fee revenue increased 4.2% YOY driven by sales growth. Payment Services Fee Revenue Growth 1 Includes prepaid card 3Q23 vs. Prior Year

Payments Revenue Breakdown Total payments revenue, which includes net interest income and fee revenue, accounted for 25% of 3Q23 net revenue Total payment fee revenue grew 5.1% year-over-year due to higher sales volumes across all businesses Seasonal Considerations A Shift to Tech-led3 Revenue Historical Linked Quarter Seasonal Trends for Payment Fees Revenue2 1 Includes prepaid card 2 Linked quarter change based on trends from 2015 – 2019 3 Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers Payment Fees as a % of Net Revenue (3Q23) Payment Services 1 Tech-led3 Merchant Processing Fee Revenue Growth On a linked Quarter basis: 3Q payments fee revenue growth is typically higher or stable. Our multiyear investments in e-commerce and tech-led will continue to drive growth – representing 33% of merchant processing revenue

Credit Quality – Commercial Key Statistics $ in millions3Q22 2Q23 3Q23 Average Loans$128,519 $138,085 $134,720 30-89 Delinquencies0.25% 0.25% 0.24% 90+ Delinquencies0.03% 0.04% 0.05% Nonperforming Loans0.09% 0.17% 0.19% Average Loans ($M) and Net Charge-offs Ratio 6.5% 3.4% 2.1% 1.8% (2.4%) Linked Quarter Growth(a) Key Points Average loans decreased by 2.4% on a linked quarter basis Utilization is flat quarter over quarter at 24.7% Portfolio continues to perform well despite elevated interest rate environment 1 Non-GAAP; see appendix for calculations and description of notable items (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

Credit Quality – Commercial Real Estate $ in millions 3Q22 2Q23 3Q23 Average Loans$40,010 $ 54,934$54,253 30-89 Delinquencies0.02% 0.13% 0.07% 90+ Delinquencies0.05% 0.00% 0.00% Nonperforming Loans0.41% 0.87% 1.33% Key Points Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (a) 1.2% 14.3% 21.6% (1.2%) (1.2%) 1 Average loans decreased (1.2%) on a linked quarter basis Net charge-off rate and nonperforming loans increased from the previous quarter primarily driven by the Office portfolio 1 Non-GAAP; see appendix for calculations and description of notable items 2 SFR = Single Family Residential (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

1 Credit Quality – Residential Mortgage $ in millions 3Q222Q233Q23 Average Loans$84,018 $117,606$114,627 30-89 Delinquencies0.10%0.11% 0.11% 90+ Delinquencies0.10% 0.08% 0.11% Nonperforming Loans0.24%0.18%0.14% 4.7% 15.6% 19.8% 1.1% (2.5%) Key Points Average loans decreased by 2.5% on a linked quarter basis, primarily driven by prior quarter balance sheet optimization activity Continued adjusted low losses and nonperforming loans were supported by strong portfolio credit quality and collateral values Originations continued to reflect high credit quality (weighted average credit score of 771, weighted average LTV of 72%) Linked Quarter Growth (a) Average Loans ($M) and Net Charge-offs Ratio Key Statistics 1 Non-GAAP; see appendix for calculations and description of notable items (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

Credit Quality – Credit Card $ in millions 3Q222Q233Q23 Average Loans$24,105 $26,046 $26,883 30-89 Delinquencies0.97% 1.15% 1.35% 90+ Delinquencies0.74%1.02% 1.17% Nonperforming Loans - %- %- % Key Points Average loans increased by 3.2% on a linked quarter basis Net charge-off rate of 3.25% and increases in 30-89 and 90+ day delinquencies reflect portfolio normalization Average Loans ($M) and Net Charge-offs Ratio Key Statistics 6.0% 4.4% 1.6% 1.9% 3.2% Linked Quarter Growth (a) 1 1 Non-GAAP; see appendix for calculations and description of notable items (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

Credit Quality – Other Retail $ in millions 3Q222Q233Q23 Average Loans$60,126 $52,146$46,394 30-89 Delinquencies0.41%0.50% 0.56% 90+ Delinquencies0.11%0.12% 0.13% Nonperforming Loans0.22%0.27% 0.28% Key Points Average loans decreased by (11.0%) on a linked quarter basis primarily driven by 2Q23 balance sheet optimization actions. Net charge-offs on an adjusted basis and delinquencies increased from prior quarter Average Loans ($M) and Net Charge-offs Ratio Key Statistics 1 Non-GAAP; see appendix for calculations and description of notable items (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter Linked Quarter Growth (a) 1 (1.5%) (2.0%) (9.0%) (2.7%) (11.0%)

Non-GAAP Financial Measures (1), (2) – see last page in appendix for corresponding notes

(2), (3) – see last page in appendix for corresponding notes Non-GAAP Financial Measures

Non-GAAP Financial Measures (2) – see last page in appendix for corresponding notes

Non-GAAP Financial Measures (1), (2), (3) – see last page in appendix for corresponding notes

Non-GAAP Financial Measures

Notes Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items for the three months ended September 30, 2023 included $284 million ($213 million net-of-tax) of merger and integration-related charges. Notable items of $575 million ($432 million net-of-tax) for the three months ended June 30, 2023 included $(22) million of noninterest income related to balance sheet repositioning and capital management actions, $310 million of merger and integration-related charges and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions. Notable items for the three months ended September 30, 2022 included $42 million ($33 million net-of-tax) of merger and integration-related charges. Notable items for the three months ended June 30, 2023 included $309 million of net charge-offs related to balance sheet repositioning and capital management actions. Notable items for the three months ended March 31, 2023 included $244 million ($183 million net-of-tax) of merger and integration charges and $91 million of net charge-offs related to uncollectible acquired loans, considered purchase credit deteriorated as of the date of the acquisition. Notable items for the three months ended December 31, 2022 included $179 million of net charge-offs related to uncollectible acquired loans as well as $189 million of net charge-offs related to balance sheet repositioning and capital management actions. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.